UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): August 19, 2002


                         WATERFORD GAMING FINANCE CORP.

             (Exact name of Registrant as specified in its charter)



     Delaware                   333-17795-01                       06-1485836
------------------            ---------------                   ----------------
 (State or other             (Commission file                   (I.R.S. employer
 jurisdiction of              number)                            identification
 incorporation or                                                number)
 organization)



914 Hartford Turnpike
P.O. Box 715
Waterford, CT                                        06385
---------------------------------------              -----------
Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code: (860)442-4559



Item 5.

On August 19, 2002. the Mohegan Tribal Gaming Authority (the "Authority") filed its quarterly report on Form 10-Q for the quarter ended June 30, 2002, and a current report on Form 8-K, a copy of each of which is filed as an exhibit to this report and is incorporated herein by reference to the Authority's electronic filing of such reports on Form 10-Q and Form 8-K with Securities and Exchange Commission file reference no. 033-80655.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           WATERFORD GAMING FINANCE CORP.



Date: August 21, 2002               By:/s/Len Wolman
                                    Len Wolman, Chief Executive Officer